UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 29, 2004

Park-Ohio Holdings Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	000-03134	34-1867219
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

23000 Euclid Avenue, Cleveland, Ohio		44117
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-692-7200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Park-Ohio Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	333-43005	34-6520107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

23000 Euclid Avenue, Cleveland, Ohio		44117
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-692-7200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On December 29, 2004, Park-Ohio Industries, Inc., the other loan parties thereto, the lenders party thereto and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA), as agent, entered into a Second Amendment to the Amended and Restated Credit Agreement dated November 5, 2003 (the "Amendment"). The Amendment, among other things, increases the availability under the credit facility from $185 million to $200 million and extends the term of the credit facililty from July 30, 2007 to December 31, 2010. The foregoing summary of the Amendment is qualified in its entirety by reference to the Amendment, attached hereto as Exhibit 4.1 and incorporated herein by reference. One of the Company's directors is an officer of one of the parties to the Company's credit facility.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.: 4.1

Second Amendment, dated December 29, 2004, to the Amended and Restated Credit Agreement, dated November 5, 2003, among Park-Ohio Industries, Inc., the other loan parties thereto, the lenders party thereto and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA), as agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park-Ohio Holdings Corp.

January 5, 2005	By:	/s/ Robert D. Vilsack

Name: Robert D. Vilsack
Title: Secretary

Park-Ohio Industries, Inc.

January 5, 2005	By:	/s/ Robert D. Vilsack

Name: Robert D. Vilsack
Title: Secretary

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Exhibit Index

Exhibit No.	Description

4.1	Second Amendment, dated December 29, 2004, to the Amended and Restated Credit Agreement, dated November 5, 2003, among Park-Ohio Industries, Inc., the other loan parties thereto, the lenders party thereto and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA), as agent.